Exhibit 10.9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED

BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY

CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT

This AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT (this “Amendment”), entered into as of September 23, 2020 (the “Amendment Effective Date”), is entered into by and among LianBio, a corporation organized and existing under the laws of the Cayman Islands (“LianBio”), LianBio Licensing LLC, a limited liability company organized and existing under the laws of Delaware and a wholly-owned subsidiary of LianBio (“Licensee”), and Navire Pharma, Inc. (formerly known as PTP Pharmaceuticals, Inc.), a Delaware corporation (“Company”). LianBio, Licensee, and Company are each referred to herein individually as a “Party”, and collectively as the “Parties.”

INTRODUCTION

WHEREAS, the Parties entered into an Exclusive License Agreement, dated August 9th, 2020 (the “License Agreement”) for the Development, Manufacture, and Commercialization of Licensed Products in the Field in the Territory;

WHEREAS, LianBio is undergoing a financing involving the sale of preferred shares of LianBio (the “Financing”); and

WHEREAS, the Parties wish to amend the License Agreement to defer the due date of the upfront payment payable by Licensee to Company thereunder until after the closing of the Financing;

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1. Capitalized Terms. Capitalized terms used in this Amendment but not otherwise defined will have the meaning as defined in the License Agreement.

2. Upfront Payment. Section 6.1(a) of the License Agreement is hereby amended and replaced in its entirety as follows:

Upfront Payment. Subject to the terms and conditions of this Agreement, Licensee will pay Company a non-refundable, non-creditable, and not subject to set-off payment in the amount of [***], which upfront payment will be due and payable to Company upon the earlier to occur of (i) within [***] following the consummation of the [***] preferred equity financing of LianBio after the Effective Date, in a single transaction or series of related transactions, which raises gross proceeds to LianBio of at least [***], and (ii) [***]. Licensee shall promptly notify Company of the occurrence of the consummation of [***] such financing.

3. No Breach and No Late Payment Interest. For clarity, if licensee makes the upfront payment to Company in the amount and within the time frame provided in Section 2 of this Amendment, Licensee shall be deemed to have timely fulfilled its obligations in relation to the upfront payment under the License Agreement, and Licensee will not be required to pay any late payment interest on such upfront payment.

4. No Other Changes. All other original terms and conditions of the License Agreement, except as specifically amended herein, shall remain in full force and effect.

5. Execution in Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument even if the Parties have not executed the same counterpart. Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (pdf) sent by electronic mail will be deemed to be original signatures.

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IN WITNESS WHEREOF, each Party has caused this Agreement to be duly executed by its authorized representative under seal, in duplicate on the Amendment Effective Date.

NAVIRE PHARMA, INC.

/s/ Michael Henderson
Name: Michael Henderson
Title: CBO BBIO

LIANBIO LICENSING LLC

/s/ Bing Li
Name: Bing Li
Title: CEO

LIANBIO

/s/ Bing Li
Name: Bing Li
Title: CEO

SIGNATURE PAGE OF THE AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT